Exhibit 10.2

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND THEY MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT OR LAWS, THE RULES AND REGULATIONS THEREUNDER OR THE PROVISIONS OF THIS WARRANT.

No. of Common Shares: 4,281,775

WARRANT

To Purchase Common Shares of

BUCA, INC.

THIS IS TO CERTIFY THAT BUCA Financing, LLC, or its permitted assigns, is entitled at any time prior to the Expiration Date (as hereinafter defined), to purchase from BUCA, Inc., a Minnesota corporation (the “Company”), 4,281,775 shares of Common Stock (as hereinafter defined) in whole or in part, including fractional parts, at a purchase price of $0.01 per share, all on the terms and conditions and pursuant to the provisions hereinafter set forth. This Warrant has been issued by the Company to BUCA Financing, LLC, in connection with the bridge financing that Planet Hollywood International, Inc. has provided to the Company for approximately U.S. $3,500,000 net of legal expenses.

NOW THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set further herein, the parties mutually agree as follows:

ARTICLE I

Defined Terms

SECTION 1.1 Definitions. The following terms shall have the following meanings:

“Common Stock” means the common stock, par value $0.01 per share, of the Company and any securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend, spin-off or combination, or any reclassification, recapitalization, merger, consolidation, exchange or other similar reorganization or business combination.

“Exercise Price” means, at any date herein, the price at which a share of Common Stock may be purchased pursuant to this Warrant. On the date of the original issuance of this Warrant, the Exercise Price is $0.01 per share of Common Stock.

“Expiration Date” means the tenth (10th) anniversary of August 5, 2008.

“Group” shall have the meaning assigned to it in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

“Holder” means the duly registered holder of this Warrant under the terms hereof, being BUCA Financing, LLC, and including assignees thereof.

“Merger Agreement” means the Agreement and Plan of Merger by and among Planet Hollywood International, Inc., BUCA Financing, LLC and BUCA, Inc. dated August 5, 2008.

“SEC” means the U.S. Securities and Exchange Commission.

“Warrant Shares” means the shares of Common Stock received, or issued, as the case may be, upon exercise of the Warrants.

“Warrants” means this Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

ARTICLE II

Exercise Terms

SECTION 2.1 Exercise Periods. The Holder may exercise this Warrant on any Business Day at any time following the earlier of (i) the termination of the Merger Agreement, or (ii) a Change of Control Event, for all or any part of the number of shares of Common Stock purchasable hereunder at any time from and after the date of this Warrant and until 5:00 p.m., New York City time, on the Expiration Date.

SECTION 2.2 Manner of Exercise. (a) In order to exercise this Warrant, in whole or in part, Holder shall deliver to the Company at its principal office at 1300 Nicollet Mall, Suite 5003, Minneapolis, MN 55403 or at the office or agency designated by the Company pursuant to Article VI: (i) a written notice of Holder’s election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased and shall be substantially in the form of the subscription form appearing at the end of this Warrant as Exhibit A, (ii) subject to the succeeding paragraph, payment of the Exercise Price for the number of Warrant Shares in respect of which such Warrant is then exercised, and (iii) this Warrant. Payment of the Exercise Price shall be made in cash or by certified or official bank check payable to the order of the Company or by wire transfer of funds to an account designated by the Company for such purpose.

(b) In lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being exercised) by surrender of this Warrant at the principal office of the Company together with notice of such election (“Net Exercise”). The Company shall issue to a holder who Net Exercises a number of Shares computed using the following formula:

X = Y(A - B)

A

Where

X = The number of Shares to be issued to the Holder.

Y = The number of Shares purchasable under this Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being cancelled (at the date of such calculation).

A = The fair market value of one (1) Share (at the date of such calculation).

B = The Warrant Price (as adjusted to the date of such calculation (the “Determination Date”)).

For purposes of this Section 2.2(b), the fair market value of a Warrant Share shall mean: the Volume Weighted Average Price (VWAP) of the Company’s common stock for the 10 consecutive Trading Days ending on the date immediately preceding the date of the Exercise Notice, or if the VWAP cannot be calculated for a security on a particular date, the fair market value shall be mutually determined by the Company and the Holder.

All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

“VWAP” means, for any security as of any date, an average price calculated by adding up the dollars traded for every transaction (price multiplied by number of shares traded) and then dividing by the total shares traded for the day for such security on the NASDAQ Global Market, as reported by Bloomberg, or, if the NASDAQ Global Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or the last trade price, respectively, of such security prior to 4:00 p.m., New York time, as reported by Bloomberg, or, if the NASDAQ Global Market is not the principal securities exchange or trading market for such security, the VWAP of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the VWAP, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no price is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.).

“Trading Day” means any day on which the Common Stock are traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock are then traded; provided that “Trading Day” shall not include any day on which the Common Stock are scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock are suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time).

If there is no public market for the Common Stock, the fair market value shall be the price per Share that the Company could obtain from a willing buyer for Shares sold by the Company from authorized but unissued Shares, as such prices shall be determined in good faith by the Company’s Board of Directors.

(c) The rights represented by this Warrant shall be exercisable at the election of the Holder hereof either in full at any time or in part from time to time and, in the event that this Warrant is surrendered for exercise in respect of less than all the Warrant Shares purchasable on such exercise at any time prior to the Expiration Date, the Company shall, at the time of delivery of the certified copy of the Company’s share register evidencing and representing the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

SECTION 2.3 Issuance of Warrant Shares. Upon the surrender of this Warrant and payment of the per share Exercise Price, as set forth in Section 2.2, the Company shall, as promptly as practicable, and in any event within five (5) Business Days thereafter, issue or cause there to be issued and deliver or cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate in the notice provided pursuant to Section 2.2, a certified copy of the Company’s share register evidencing and representing the number of full Warrant Shares so purchased upon the exercise of such Warrants or other securities or property to which it is entitled, registered or otherwise to the Person or Persons entitled to receive the same. Such Warrant Shares shall be deemed to have been issued to any Person so designated by the Holder and such Person shall be deemed to have become a holder of record of such Warrant Shares as of the date of the delivery of the notice provided pursuant to Section 2.2, the surrender of this Warrant and payment of the per share Exercise Price.

SECTION 2.4 Reservation of Warrant Shares. The Company shall at all times on and following August 5, 2008 keep reserved out of its authorized shares of Common Stock a number of shares of Common Stock sufficient to provide for the exercise in full of all outstanding Warrants. The registrar for the Common Stock shall at all times on and following August 5, 2008 and until the Expiration Date, or the time at which all Warrants have been exercised or canceled, reserve such number of authorized shares of Common Stock as shall be required for such purpose. All Warrant Shares which may be issued upon exercise of this Warrant shall be duly and validly authorized, validly issued, fully paid, nonassessable, free of preemptive rights and free from all Encumbrances.

SECTION 2.5 Compliance with Law. If any shares of Common Stock required to be reserved for purposes of exercise of Warrants would require, under any other federal or state law or applicable governing rule or regulation of any national securities exchange, registration with or approval of any governmental authority, or listing on any such national securities exchange before such shares may be issued upon exercise, the Company will cause such shares to be duly registered or approved by such governmental authority or listed on the relevant national securities exchange, at its expense.

SECTION 2.6 Payment of Taxes. The Company shall pay all expenses in connection with, and all documentary, stamp or similar issue or transfer taxes, if any, and all other taxes and other governmental charges that may be imposed with respect to the issue or delivery of this Warrant and all shares of Common Stock issuable upon the exercise of this Warrant, and shall indemnify and hold the Holder and its Affiliates and the Company’s directors harmless from any taxes, interest and penalties which may become payable by the Holder or its Affiliates or any such directors as a result of the failure or delay by the Company to pay such taxes. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in (a) the transfer of the Warrant, or (b) the issue of any shares of Common Stock issuable upon exercise of this Warrant in any name other than that of the Holder or its Affiliates, and in such case the Company shall not be required to issue or deliver any stock until such tax or other charge has been paid or it has been established to the satisfaction of the Company that no such tax or other charge is due.

ARTICLE III

Adjustment Provisions

SECTION 3.1 Change of Control Event. The Holder may exercise this Warrant on any Business Day, for all or any part of the number of shares of Common Stock purchasable hereunder immediately prior to the consummation of any of the following transactions with any person(s) other than the Holder or a subsidiary or other affiliate of the Holder: (i) the sale, lease, exchange, conveyance or other disposition of all or substantially all of the Company’s property or business, or (ii) its merger into or consolidation with any other corporation, or (iii) any transaction (including a merger or other reorganization) or series of related transactions, in which more than 40% of the voting power of the Company is disposed of (each event described in the foregoing clauses (i) to (iii) being a “Change of Control Event”), provided that the Company shall give the Holder reasonable prior written notice of the proposed consummation of such Change of Control Event to permit the Holder to exercise the rights under this Warrant. The Company will ensure that the Holder will be entitled to receive the same consideration per share of Common Stock as the other holders of its Common Stock receive in connection with such Change of Control Event.

SECTION 3.2 Changes in Common Stock. In the event that at any time or from time to time after the date hereof, the Company shall (i) issue any shares of Common Stock, securities convertible into Common Stock or shares of stock of any class or any other securities, rights or option to acquire Common Stock (ii) pay a dividend or make a distribution on its Common Stock in shares of its Common Stock, (iii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, (iv) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (v) increase or decrease the number of shares of Common Stock outstanding by reclassification of its Common Stock, then the number of shares of Common Stock purchasable upon exercise of this Warrant immediately after the happening of such event shall be adjusted so that, after giving effect to such adjustment, the Holder of this Warrant shall be entitled to receive the number of shares of Common Stock upon exercise that such Holder would have owned or have been entitled to receive had this Warrant been exercised immediately prior to the happening of the events described above (or, in the case of a dividend or distribution of Common Stock, immediately prior to the record date therefor). An adjustment made pursuant to this Section 3.2 shall become effective immediately after the effective date, retroactive to the record date therefor in the case of a dividend or distribution in shares of Common Stock, and shall become effective immediately after the effective date in the case of an issuance, subdivision, combination or reclassification.

SECTION 3.3 Cash Dividends and Other Distributions. In case at any time or from time to time after the date hereof, the Company shall distribute to all holders of Common Stock (i) any dividend or other distribution of cash, evidences of its indebtedness, shares of its capital stock or any other properties or securities, or (ii) any options, warrants or other rights to subscribe for or purchase any of the foregoing, then the Company shall include the Holders in such distributions as if the Holders have exercised this Warrant in whole.

SECTION 3.4 Reorganization or Reclassification. (a) If the Company shall reorganize its capital or reclassify its capital stock, pursuant to the terms of such reorganization or reclassification, then, the Holder shall have the right thereafter to receive, upon exercise of such Warrant, the number of shares of common stock of the successor Person or of the Company, if it is the surviving entity, or other equitable securities, property or cash receivable upon or as a result of such reorganization or reclassification by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event.

(b) In case of any such reorganization or reclassification, the successor or acquiring Person (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board) in order to provide for adjustments of shares of the Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Article III.

(c) For purposes of this Section 3.4 “common stock of the successor Person” shall include stock of such Person of any class which is not preferred as to dividends or assets over any other class of stock of such Person and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 3.4 shall similarly apply to successive reorganizations or reclassifications.

SECTION 3.5 Other Provisions Regarding Adjustments. In the event that at any time, as a result of an adjustment made pursuant to Article III hereof, the Holder of this Warrant shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, thereafter the number of such other shares of capital stock so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Article III and the provisions contained elsewhere herein with respect to Common Stock shall apply on like terms to any such other shares.

SECTION 3.6 Notice of Adjustment. Whenever the number of shares of Common Stock and other property, if any, purchasable upon exercise of Warrants is adjusted, as herein provided, the Company shall deliver to the Holder a certificate of the Chief Financial Officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated, and specifying the number of shares of Common Stock or other securities or property purchasable upon exercise of Warrants after giving effect to such adjustment.

SECTION 3.7 Notice of Certain Transactions. In the event that the Company shall resolve or agree (i) to pay any dividend payable in securities of any class to the holders of its Common Stock or to make any other distribution to the holders of its Common Stock, (ii) to offer the holders of its Common Stock rights to subscribe for or to purchase any securities convertible into shares of Common Stock or shares of Common Stock or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Common Stock, capital reorganization, merger, consolidation or disposition of all or substantially all of its assets, or (iv) to take any other action requiring any adjustment of the number of Warrant Shares subject to this Warrantor the Exercise Price, the Company shall within five (5) business days send to the Holder, a notice of such proposed action or offer, such notice to be mailed to the Holder, which shall specify the record date for the purposes of such dividend, distribution or rights, or the date such issuance or event is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed, and shall briefly indicate the effect of such action on the Common Stock and on the number and kind of any other shares of stock and on other property, if any, and the number of shares of Common Stock and other securities or property, if any, purchasable upon exercise of each Warrant after giving effect to any adjustment which will be required as a result of such action.

SECTION 3.8 Issuance of Additional Warrants. Prior to the declaration, issuance or consummation of any dividend, spin-off or other distribution or similar transaction by the Company of the capital stock of any of its Subsidiaries, the Company shall cause (i) additional warrants of such Subsidiary with, subject to clause (iii) below, substantially similar terms as the Warrants to be issued to the Holder or one or more of its nominees so that after giving effect to such transaction the Warrants and such warrants of such Subsidiary each represent the same percentage interest in the fully diluted number of common shares of such entity as the Warrants represented in the Company immediately prior to such transaction, (ii) any such Subsidiary to enter into a shareholders agreement the Holder and/or its nominees, if appropriate, and (iii) the exercise price of the additional warrants of such Subsidiary to be fixed at $0.01 per share of such Subsidiary’s capital stock.

ARTICLE IV

Transfer, Division and Combination

SECTION 4.1 Transfer. The Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part, as long as such sale or other disposition is made pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act. A transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in Section 2.2 or the office or agency designated by the Company pursuant to Article VI, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by the Holder or its agent or attorney and, if required, funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant may be exercised by a new Holder for the purchase of shares of Common Stock without having a new Warrant issued. Notwithstanding the above, prior to a termination of the Merger Agreement, this Warrant may not be transferred by the Holder.

SECTION 4.2 Division and Combination. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4.1 as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

SECTION 4.3 Expenses. The Company shall prepare, issue and deliver at its own expense the new Warrant or Warrants under this Article IV.

SECTION 4.4 Maintenance of Books. The Company agrees to maintain, at its aforesaid office or agency, books for the registration or transfer of the Warrants.

SECTION 4.5 Legend. (a) Each Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

“NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT OR LAWS, THE RULES AND REGULATIONS THEREUNDER OR THE PROVISIONS OF THIS WARRANT.”

(b) Notwithstanding the provisions of Section 4.5(a), (i) the Company shall deliver Warrants without the legend set forth in any such clause if the securities referred to in such clause shall have been registered under the Securities Act or if such legend is otherwise not required under the Securities Act, and if such legend has been set forth on any previously delivered Warrants, such legend shall be removed from any Warrants at the request of the Holder if the securities referred to in such clause have been registered under the Securities Act, or if such legend is not otherwise required under the Securities Act.

ARTICLE V

Loss or Mutilation

Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to it (it being understood that the written agreement of the Holder shall be sufficient indemnity in the case of the initial Holder of this Warrant) and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder (without expense to the Holder); provided, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

ARTICLE VI

Office of the Company

As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency (which may be the principal executive offices of the Company) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant.

ARTICLE VII

Limitation of Liability

No provision hereof, in the absence of affirmative action by the Holder hereof to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Exercise Price or purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

ARTICLE VIII

Miscellaneous

SECTION 8.1 Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder hereof shall operate as a waiver of such right or otherwise prejudice such Holder’s rights, powers or remedies. If the Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this Warrant, the Company shall pay to the Holder hereof such amounts as shall be sufficient to cover any reasonable costs and expenses, including reasonable attorneys’ fees, including those of appellate proceedings, incurred by such Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

SECTION 8.2 Financial Information. The Company will deliver to each Holder of a Warrant promptly upon their becoming available one copy of each report, notice or proxy statement sent by the Company to its stockholders generally.

SECTION 8.3 Entire Agreement; No Third-Party Beneficiaries. This Warrant and the agreements referred to herein constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, between the Holder and the Company with respect to the subject matter of this Warrant. This Warrant is not intended to confer upon any Person other than the Holder and the Company any rights or remedies.

SECTION 8.4 Amendment. This Warrant and all other Warrants may be amended with the written consent of the Holder of the Company.

SECTION 8.5 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally (notice deemed given upon receipt), telecopied or faxed (notice deemed given upon confirmation of receipt) or sent by a nationally recognized overnight courier service, such as Federal Express or UPS (notice deemed given upon receipt of proof of delivery), to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

if to the Holder, to:

BUCA Financing, LLC

c/o Planet Hollywood International, Inc.

7598 West Sand Lake Road

Orlando, FL 32819

Fax: (407) 352 7310

Attention: Thomas Avallone

with a copy (which shall not constitute notice) to:

Cadwalader Wickersham & Taft, LLP

One World Financial Center

New York, NY 10281

Fax: (212) 504 6666

Attention: L. Kevin O’Mara, Jr., Esq.

if to the Company, to:

BUCA, Inc.

1300 Nicollet Mall, Suite 5003

Minneapolis, MN 55403

Phone: (612) 225-3400

Fax: (612) 225-3302

Attention: John T. Bettin

with copies (which shall not constitute notice) to:

Faegre & Benson LLP

2200 Wells Fargo Center

90 South Seventh Street

Minneapolis, MN 55402

Fax: (612) 766-1600

Attention: Douglas P. Long

SECTION 8.6 Remedies. The Company and the Holder hereof each stipulates that the remedies at law of each party hereto in the event of any default or threatened default by the other party in the performance or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

SECTION 8.7 Consent to Jurisdiction. The parties to this Agreement submit to the exclusive jurisdiction of the federal and state courts in Minnesota for the purpose of any dispute arising hereunder. The parties waive any objections based on lack of jurisdiction over their person or property or based on forum non conveniens with respect to any application for such interim relief in the federal and state courts in Minnesota.

SECTION 8.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota without giving effect to the principles of conflicts of law thereof.

SECTION 8.9 Successors. Subject to Section 4.5 hereof, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Company and the Holder hereof, and shall be enforceable by any such successors and assigns.

SECTION 8.10 Headings. The headings of the Articles and Sections of this Warrant have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

SECTION 8.11 Severability. The provisions of this Warrant are severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Warrant in any jurisdiction.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its respective officers thereunto duly authorized as of this 5th day of August, 2008.

BUCA, INC.

/s/ JOHN T. BETTIN
Name:	John T. Bettin
Title:	Chief Executive Officer and President

BUCA FINANCING, LLC

/s/ THOMAS AVALLONE
Name:	Thomas Avallone
Title:	Manager

Signature Page—Warrant to Purchase Common Shares of BUCA, Inc.

EXHIBIT A

SUBSCRIPTION FORM

[To be executed only upon exercise of Warrant]

The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of up to              Common Shares of BUCA, Inc., and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that the Common Shares hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of                      whose              address              is                      and, if such Common Shares shall not include all of the Common Shares issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the Common Shares issuable hereunder be delivered to the undersigned.

(Name of Registered Owner)

(Signature of Registered Owner)

(Street Address)

(City) (State) (Zip Code)
NOTICE:	The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

A-1

EXHIBIT B

ASSIGNMENT FORM

FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of Common Shares set forth below:

Name and Address of Assignee	No. of Common Shares

and does hereby irrevocably constitute and appoint                      attorney-in-fact to register such transfer on the books of BUCA, Inc. maintained for the purpose, with full power of substitution in the premises.

Dated:

Name:

(Print)

Signature:

Witness:

NOTICE:	The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

B-1